UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 17, 2011

Platinum Underwriters Holdings, Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	001-31341	98-0416483
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

The Belvedere Building, 69 Pitts Bay Road, Pembroke, Bermuda		HM 08
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 295-7195

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

1. On January 17, 2011, Platinum Underwriters Holdings, Ltd. (the "Company") entered into a purchase agreement (the "Purchase Agreement") with RenaissanceRe Holdings Ltd. ("RenRe") and Rennaissance Other Investments Holdings II Ltd. ("RenRe Holdings") to purchase, for an aggregate of $47,900,000 in cash, the options issued to RenRe in connection with the Company’s initial public offering in 2002 and assigned to RenRe Holdings in 2008 (the "RenRe Options"). The RenRe Options had provided the right to purchase 2,500,000 common shares, par value $0.01 per share, of the Company for $27.00 per share and were subsequently amended to provide for net share settlements. The Purchase Agreement provides for the closing of the purchase to take place on January 20, 2011. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

2. On January 17, 2011, the Company’s subsidiaries Platinum Underwriters Reinsurance, Inc. ("Platinum US") and Platinum Underwriters Bermuda, Ltd. ("Platinum Bermuda") entered into a letter agreement (the "Termination Agreement") with Renaissance Underwriting Managers Ltd. ("RUM") terminating (i) the Referral Agreement, dated as of November 3, 2003, by and between RUM and Platinum US, and(ii) the Referral Agreement, effective as of November 1, 2002, by and between RUM and Platinum Bermuda. The foregoing description of the Termination Agreement is qualified in its entirety by reference to the Termination Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

10.1 Purchase Agreement dated as of January 17, 2011 between the Company, RenRe and RenRe Holdings

10.2 Termination Agreement dated as of January 17, 2011 between Platinum US, Platinum Bermuda and RUM

99.1 Press Release dated January 17, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Platinum Underwriters Holdings, Ltd.

January 18, 2011	By:	Michael E. Lombardozzi

Name: Michael E. Lombardozzi
Title: Executive Vice President, General Counsel and Chief Administrative Officer

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Exhibit Index

Exhibit No.	Description

10.1	Purchase Agreement dated as of January 17, 2011 between the Company, RenRe and RenRe Holdings
10.2	Termination Agreement dated as of January 17, 2011 between Platinum US, Platinum Bermuda and RUM
99.1	Press Release dated January 17, 2011